Exhibit 10.26

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****].

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CONFIDENTIAL

THIRD AMENDMENT

TO AMENDED AND RESTATED INTERACTIVE MARKETING AGREEMENT

This Third Amendment to the Amended and Restated Interactive Marketing Agreement (“Amendment Number Three”) is entered into as of April 7, 2004 (the “Amendment Effective Date”) by and between America Online, Inc., (“AOL”) a Delaware corporation, with its principal place of business at 22000 AOL Way, Dulles, VA 20166, and Google Inc., a Delaware corporation (successor-in-interest to Google Inc., a California corporation) with its principal place of business at 2400 Bayshore Parkway, Mountain View, California 94043 (“Google”).

Recitals

AOL and Google entered into the Amended and Restated interactive Marketing Agreement dated as of October 1, 2003, as amended (the “Existing Agreement”) pursuant to which Google provides certain services (as set forth in that Agreement) to AOL and its Affiliates. The Existing Agreement and this Amendment Number Three shall be collectively referred to as the “Agreement”. Capitalized terms not defined in this Amendment Number Three shall have the meanings set forth in the Existing Agreement

AOL and Google now desire to amend the Existing Agreement through this Amendment Number Three as set forth below in connection with a contemplated relationship between AOL and [****].

Terms

In addition to the terms of Section 2.1.1 of the Existing Agreement, the Parties hereby agree as follows:

1. For purposes of the Agreement, [****] shall be defined as an internet navigation and search assistant program consisting of a search box or other similar means used by end users to enter Queries and receive search results in conjunction with use of [****], which application, if distributed with the [****]. During the Term and to the extent and for so long as AOL has the right to distribute Google search results to end users of the [****] under the Web Search Agreement between America Online, Inc. and Google dated May 1, 2002, as amended (the “Web Search Agreement”), AOL shall have the right to display Sponsored Links to end users of the [****] in accordance with the terms and conditions of this Agreement. Pursuant to the foregoing, AOL shall have the right to display Sponsored Links to and users of the [****], provided that: (a) [****]; (b) any display by AOL of Sponsored Links accessed through the [****] must refer any Query entered by an end user of the [****] back to a Search Results Area [****], which Search Results Area and Sponsored Links shall be in compliance with the terms and conditions of the Existing Agreement relating to Additional Domestic implementation; (c) AOL shall be the Intermediary for all Query and Sponsored Links transmissions between Google and the [****]; and (d) all Queries delivered to Google by AOL, whether such Queries originate on the Domestic AOL Network or through the [****], shall be deemed to be Queries from AOL, and Google shall not be obligated to identify the source of any Queries generated other than through the Domestic AOL Network. [****]

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CONFIDENTIAL

[****]. AOL shall defend, Indemnify, save and hold harmless Google and its Affiliates, direct or indirect parent companies of Google or such Affiliates, and their respective officers, directors, agents and employees from any damages, losses, liabilities, claims, and costs or expenses arising from: [****], (4) any unpermitted disclosure by [****] of Google’s Confidential Information acquired by [****] through access to or use of the Google Sponsored Advertising Service as provided through AOL pursuant this Amendment Number Three, [****],

2.         AOL may disclose to [****] the total aggregate number of and user clicks On Sponsored Links that are submitted to the Google Sponsored Advertising Service through all [****]. Subject to reasonable confidentiality restrictions. AOL may also (a) permit [****] to direct an independent certified public accounting firm to conduct a reasonable and necessary copying and Inspection of portions of AOL’S records that are directly related to use of the Google Sponsored Advertising Service with such [****], and/or (b) provide [****] with an audited report from a nationally recognized independent certified public accounting firm that will confirm the Information to be derived from AOL’s records,

3.         Upon a material breach of any provision of this Amendment Number Three, after written notice to AOL from Google thereof, Google shall have the right, in addition to any other remedies available at law or equity, to suspend upon [****] written notice AOL’S rights to display any Sponsored Links in response to an end user Query generated on or through any [****] until such time that the material breach is corrected to the extent such breach is capable of cure. Notwithstanding the foregoing, in the event of (i) [****] violation of Google’s Intellectual property and/or proprietary rights in the Google [****], Google shall have the right, upon written notice to AOL from Google thereof, to immediately suspend AOL’s rights to display any Sponsored Links in response to an end user Query generated on or through any [****] until such time that the problem is corrected to the extent the problem is capable of cure. The suspension periods described above shall in no event be longer than [****] from the date of Google’s notice, at which time Google shall have the tight to terminate this Amendment Number Three if AOL. has not cured the material breach at issue. Any such suspension or termination pursuant to this paragraph shall only affect the implementation contemplated by this Amendment Number Three and shall not suspend or terminate any other term or condition of the Agreement, which other terms and conditions shall remain in full force and effect notwithstanding any suspension or termination of this Amendment Number Three.

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CONFIDENTIAL

This Amendment Number Three may be executed in counterparts, including facsimile counterparts.

IN WITNESS WHEREOF, the parties have executed this Amendment Number Three by persons duly authorized as of the date first written above.

AMERICA ONLINE, INC.		GOOGLE, INC.

By:	/s/ Gio Hunt	By:	/s/ Joan Braddi
Name:	Gio Hunt	Name:	Joan Braddi
Title:	SVP, Business Operations & Development	Title:	VP Search Services
Date:	April 7, 2004	Date:	April 6, 2004
Fax:		Fax:	650-616-1806

3	Google Confidential